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                                                                    EXHIBIT 99.1


                          CONSENT OF DIRECTOR-NOMINEE

     I hereby consent to all references to me as a director-nominee in the Registration Statement of USA.NET, Inc. (registration file number 333-75687) and the Prospectus constituting a part thereof.



                                                 /s/ BRUNS GRAYSON
                                                 -------------------------------
                                                 Bruns Grayson

May 23, 1999